UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  August 8, 2006
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                             AIR METHODS CORPORATION
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             (Exact name of Registrant as Specified in Its Charter)

                         Commission file number  0-16079
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                   Delaware                            84-0915893
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    (State  or  Other  Jurisdiction  of             (I.R.S.  Employer
      Incorporation  or  Organization)           Identification  Number)


   7301 South Peoria, Englewood, Colorado                80112
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(Address  of  Principal  Executive  Offices)          (Zip  Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
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     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2006, Air Methods Corporation (the "Company") announced financial results for the quarter and six months ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AIR METHODS CORPORATION


Date:  August 8, 2006                 By \s\ Trent Carman
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                                         On behalf of the Company,
                                         and as Chief Financial Officer